UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2021
_________________________________________________________
Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On November 18, 2021, Barings BDC, Inc. (the “Company”) issued a press release to announce that it priced $350.0 million aggregate principal amount of 3.300% unsecured notes (the “Notes”) on November 18, 2021. A copy of the press release announcing the pricing of the Notes is furnished herewith as Exhibit 99.1.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01.    Other Events.
On November 18, 2021, the Company priced $350.0 million aggregate principal amount of the Notes. The Notes were sold in private placements to persons reasonably believed to be qualified institutional buyers pursuant Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes will mature on November 23, 2026 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable. The offering is expected to close on November 23, 2021, subject to customary closing conditions.
The Company expects to use the net proceeds of this offering to repay indebtedness under its senior secured revolving credit facility with ING Capital LLC, make investments in portfolio companies in accordance with its investment objectives and for the general corporate purposes of it and its subsidiaries.
This announcement does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes, nor shall there be any offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.
The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.
Forward-Looking Statements and Important Disclosure Notice
This announcement contains certain forward-looking statements, including statements with regard to future events or the future performance or operations of the Company. The forward-looking statements include statements as to the Company's Notes offering, the expected net proceeds from the offering, and the anticipated use of the net proceeds of the offering. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These forward-looking statements are subject to the inherent uncertainties in predicting future events, results and conditions. Certain factors could cause actual events or results to differ materially from those projected in these forward-looking statements, including changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to pandemics, terrorism or natural disasters, and future changes in laws or regulations and conditions in the Company’s operating area. Some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission from time to time.
You should carefully review the “Risk Factors” section of the Company’s most recent annual report on Form 10-K and any updates in its quarterly reports on Form 10-Q for a discussion of the risks and uncertainties that the Company believes are material to its business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, the Company does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 18, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: November 18, 2021	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer